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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported)

                                 July 30, 1999
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                            Pharmacia & Upjohn, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                    1-11557                        98-0155411
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             Commission File Number    (IRS Employer Identification No.)


        95 Corporate Drive
        Bridgewater, New Jersey                            08807
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        (Address of Principal Executive Offices)         (Zip Code)


                                 (888) 768-5501
                            -----------------------
              (Registrant's Telephone Number, Including Area Code)


                                      N/A
                            -----------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   OTHER EVENTS.

          On July 28, 1999, Pharmacia & Upjohn, Inc., a Delaware corporation, issued a press release regarding its sales and earnings for the second quarter of 1999. This press release is attached hereto as Exhibit 99.1.

























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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        PHARMACIA & UPJOHN, INC.

                                        By: /s/ Don W. Schmitz
                                            -----------------------------------
                                            Name: Don W. Schmitz
                                            Title: Vice President and Secretary


Date: July 30, 1999






















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                               INDEX OF EXHIBITS


Exhibit No.                   Exhibit
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99.1                Press Release, dated as of July 28, 1999.



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